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                                                                 EXHIBIT 10.25


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RCBA PURCHASER I, L.P.                                   FREMONT PURCHASER II, INC.
909 MONTGOMERY STREET, SUITE 400                         50 FREMONT STREET, SUITE 3700
SAN FRANCISCO, CA 94133-4625                             SAN FRANCISCO, CA 94105-1895
FAX: (415) 434-3130                                      FAX: (415) 284-5191
TELEPHONE: (415) 434-1111                                TELEPHONE: (415) 284-8972
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                                November 5, 1997

Kinetic Concepts, Inc.
8023 Vantage Drive
San Antonio, TX 78230

Ladies and Gentleman:

     Reference is made to the Transaction Agreement (the "Transaction Agreement"), dated as of October 2, 1997, among Fremont Purchaser II, Inc. ("F Purchaser"), RCBA Purchaser I, L.P. ("B Purchaser," and, together with F Purchaser, "Purchasers") and Kinetic Concepts, Inc. (the "Company"). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Transaction Agreement.

     The Transaction Agreement in Section 3.06(c) provides, among other things, that the 6,064,155 Shares held by and registered in the name of the Shareholder and the 3,837,890 Shares held by and registered in the names of the listed entities shall not be cancelled at the Effective Time, but shall remain outstanding. The Parties hereby agree to adjust the numbers of Shares not subject to cancellation such that the Shareholder and the listed parties shall have 5,939,220 Shares and 3,871,752 Shares, respectively, which shall not be cancelled at the Effective Time, but shall remain outstanding. The parties further agree that the Shares held by and registered in the name of The Common Fund for Non-Profit Organizations, Stinson Capital Partners II, L.P. and RCBA-KCI Capital Partners, L.P. shall not be cancelled at the Effective Time, but shall remain outstanding. The parties further acknowledge that Fremont Partners L.P., FP Advisors, L.L.C., Fremont Group, L.L.C. and Fremont Investors Inc. do not hold any Shares.

     The Transaction Agreement provides in Section 5.06, among other things, that the amount of Equity Financing may be subject to certain adjustments. The parties hereby agree that F Purchaser will have available $135,325,998.50 and B Purchaser will have available $14,865,966.50 for purposes of consummating the Closing and, notwithstanding Section 5.06, such amounts shall not be subject to adjustment.

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     Please indicate by signing below that you acknowledge and agree to the above described terms.

                                          Very truly yours,

                                          FREMONT PURCHASER II, INC.

                                          By /s/ JAMES FARRELL
                                            ------------------------------------
                                            Name:
                                            Title:

                                          RCBA PURCHASER I, L.P.

                                          By: Richard C. Blum & Associates,
                                              L.P.,
                                            its General Partner

                                          By /s/ MURRAY A. INDICK
                                            ------------------------------------
                                            Name:
                                            Title:
Acknowledged and Agreed:

KINETIC CONCEPTS, INC.

By /s/ DENNIS E. NOLL
   --------------------------------------------------
   Name:
   Title:

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